ALL STAR®

# LIBERTY ALL-STAR® GROWTH FUND

ASG

1ST QUARTER
2010
MARCH 31

LIBERTY ALL-STAR® GROWTH FUND, INC.

Period Ending March 31, 2010 (Unaudited)

Fund Statistics	1st Quarter 2010

Net Asset Value (NAV)	$4.23

Market Price	$3.74

Discount	11.6%

Distribution	$0.06

Market Price Trading Range	$3.10 to $3.83

Discount Range	10.6% to 16.2%

Performance

Shares Valued at NAV	7.35%

Shares Valued at NAV with Dividends Reinvested	7.43%

Shares Valued at Market Price with Dividends Reinvested	13.08%

NASDAQ Composite Index	5.91%

Russell 3000® Growth Index	4.87%

S&P 500 Index	5.39%

Lipper Multi-Cap Growth Mutual Fund Average*	4.88%

NAV Reinvested Percentile Rank (1 = best; 100 = worst)	10th

Number of Funds in Category	497

*	Percentile rank calculated using the Fund’s NAV Reinvested return within the Lipper Multi-Cap Growth Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged NASDAQ Composite Index, the Russell 3000 Growth Index and the S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 16.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® GROWTH FUND	1
PRESIDENT’S LETTER

April 2010

Fellow Shareholders:

Maintaining momentum from 2009, equity markets got off to a solid start in 2010, with first quarter returns for major benchmarks ranging from 4.87 percent for the Russell 3000® Growth Index to 5.39 percent for the S&P 500 Index and 5.91 percent for the NASDAQ Composite Index. It was the fourth consecutive quarter of gains for most major indices.

Investors kept their focus on prospects that the economy would continue to strengthen, despite the fact that economic signals remained mixed over the quarter. Factory production, auto sales and corporate earnings were sources of positive data. But, new jobless claims and unemployment generally remained stubbornly high. Sovereign debt concerns in Europe kept investors on edge and, back home, the housing market continued to be a major focus.

Reflecting the ebb and flow of such mixed data, the quarter was marked by higher volatility, with the S&P 500 Index declining 3.60 percent in January before posting a 3.10 percent gain in February and a strong 6.03 percent advance in March. Although the first few trading days of the new year were strong, from mid-January until February 9 markets shed their earlier gains and actually turned negative for the year. But, stocks caught their second wind and rallied for the rest of the quarter, including a stretch of eight straight trading days of gains for the Dow Jones Industrial Average in mid-March.

Liberty All-Star Growth Fund turned in a strong quarter. The Fund returned 7.35 percent with shares valued at net asset value (NAV); 7.43 percent with shares valued at NAV with dividends reinvested; and a robust 13.08 percent when shares are valued at market price with dividends reinvested. These returns compare to a quarterly gain of 4.88 percent for the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average. The Fund’s returns also outperformed the unmanaged, or passive benchmark, the Russell 3000 Growth Index. The Fund’s quarterly NAV reinvested return ranked it in the top 10 percent of 497 funds in the Lipper Multi-Cap Growth Mutual Fund universe. In another positive development, during the first quarter the discount at which Fund shares trade relative to their underlying NAV narrowed to as little as 10.6 percent.

Over the past year, Fund returns generally tracked all key benchmarks. For this period, the Fund returned 49.98 percent with shares valued at NAV; 51.18 percent with shares valued at NAV with dividends reinvested; and 65.84 percent when shares are valued at market price with dividends reinvested. By comparison, funds in the Lipper benchmark returned an average of 52.07 percent and the Fund’s NAV reinvested return ranked it in the 51st percentile within that universe.

In terms of Fund news, we wish to draw shareholders’ attention to the “Important Notice” inserted in this quarterly report. As you may be aware from previous communications, a dissident shareholder has entered into a proxy solicitation effort that, if successful, would prevent the approval of a portfolio management agreement with the new sub-adviser Mazama Capital Management. Such actions hinders the efforts of your Board of Directors and ALPS Advisors to effectively manage the Fund’s sub-advisers, a fundamental and important aspect of your Fund’s multi-management investment process.

www.all-starfunds.com	ASG

2	LIBERTY ALL-STAR® GROWTH FUND
PRESIDENT’S LETTER

You should know that the dissident shareholder does not directly seek a vote on any specific Fund action and does not claim that Mazama Capital Management would perform poorly; nor does this shareholder offer any other alternative. The dissident’s efforts are disruptive and contrary to the best interest of Fund shareholders. We therefore ask all shareholders to vote FOR the portfolio management agreement with Mazama by completing, signing, dating and mailing your white proxy card or voting by phone or internet as soon as possible. If you own shares through a broker or bank, you may also contact your broker or bank directly to vote. Please be aware that your vote—indeed, every vote—counts, and thus we ask that you protect your rights as a shareholder by voting immediately. If you have any questions please call the Fund’s proxy solicitor, The Altman Group, at 1-800-499-7619 or to access additional information on this important issue please visit the Fund’s website at www.all-starfunds.com.

We further note that ISS Governance Services, a leading independent proxy advisory firm, has recommended that Fund shareholders vote their proxy in favor of the portfolio management agreement with Mazama. ISS, in part, said that the dissident proposal would “impair the board’s ability to continue to deliver less volatile, above average relative long-term results.” ISS also said, “Furthermore, ISS believes the Fund’s NAV outperformance relative to its peers and the disadvantages to the Fund’s common shareholders associated with converting the Fund to an open-end fund, justify supporting the board’s current nominees and sub-advisory proposal.”

We thank you for your consideration and for your ongoing support of the Fund. After one of the most severe downturns in stock market history, the Fund—reflecting the underlying strength of its multi-manager structure—has rebounded strongly and delivered rewarding returns to shareholders. This is proven by the fact that the Fund’s NAV reinvested results have outperformed the Lipper benchmark and the Russell 3000 Growth Index for the trailing three-, five- and 10-year periods ending March 31, 2010. With your support, it is our intention to continue to provide you with a high quality, well-managed vehicle for long-term growth equity investing.

Sincerely,

William R. Parmentier, Jr.

President

Liberty All-Star Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2010 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

FIRST QUARTER REPORT MARCH 31, 2010

LIBERTY ALL-STAR® GROWTH FUND	3
TABLE OF DISTRIBUTIONS & RIGHTS OFFERINGS

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8*	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009**	0.24
2010
1st Quarter	0.06

*	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
**	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

www.all-starfunds.com	ASG

4	LIBERTY ALL-STAR® GROWTH FUND
TOP 20 HOLDINGS & ECONOMIC SECTORS

as of March 31, 2010 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Core Laboratories N.V.	1.69%
Strayer Education, Inc.	1.56
Visa, Inc., Class A	1.54
Microsoft Corp.	1.47
PepsiCo, Inc.	1.44
Applied Materials, Inc.	1.42
Apple, Inc.	1.41
The Blackstone Group LP	1.36
Best Buy Co., Inc.	1.31
Capella Education Co.	1.28
EMC Corp.	1.25
Resources Connection, Inc.	1.16
Google, Inc., Class A	1.16
ANSYS, Inc.	1.14
MSCI, Inc.	1.10
Gilead Sciences, Inc.	1.09
Lincare Holdings, Inc.	1.08
Polycom, Inc.	1.08
Intuitive Surgical, Inc.	1.07
Affiliated Managers Group, Inc.	1.06

25.67%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	25.33%
Industrials	18.23
Health Care	16.20
Financials	12.41
Consumer Discretionary	11.48
Energy	7.69
Consumer Staples	3.38
Telecommunication Services	1.47
Materials	1.01
Utilities	0.56
Other Net Assets	2.24

100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

FIRST QUARTER REPORT MARCH 31, 2010

LIBERTY ALL-STAR® GROWTH FUND	5
MAJOR STOCK CHANGES IN THE FIRST QUARTER

(Unaudited)

The following are the major ($500,000 or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2010.

SECURITY NAME	PURCHASES (SALES)	SHARES AS OF 3/31/10

PURCHASES

Aixtron AG	20,000	20,000

Caterpillar, Inc.	10,465	10,465

The Coca-Cola Company	15,380	15,380

Duff & Phelps Corp., Class A	36,247	36,247

Marvell Technology Group Ltd.	41,900	41,900

Medtronic, Inc.	18,065	18,065

SEI Investments Co.	39,753	39,753

SALES

Amazon.com, Inc.	(4,015)	5,085

The Boeing Co.	(8,270)	14,830

China Mobile Ltd.	(18,190)	17,010

Electronic Arts, Inc.	(37,700)	0

IntercontinentalExchange, Inc.	(5,200)	0

Las Vegas Sands Corp.	(48,500)	0

Research In Motion Ltd.	(11,000)	0

Smith International, Inc.	(24,500)	0

www.all-starfunds.com	ASG

6	LIBERTY ALL-STAR® GROWTH FUND
INVESTMENT MANAGERS / PORTFOLIO CHARACTERISTICS

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND

THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 16 for a description of these indices.

PORTFOLIO CHARACTERISTICS AS OF MARCH 31, 2010 (UNAUDITED)

	RUSSELL GROWTH:
	SMALLCAP INDEX	MIDCAP INDEX	LARGECAP INDEX	M.A. WEATHERBIE	TCW	MAZAMA	TOTAL FUND
Number of Holdings	1,266	489	621	60	59	40	151 *
Weighted Average Market Capitalization (billions)	$1.2	$7.1	$77.9	$2.2	$6.1	$87.4	$31.8
Average Five-Year Earnings Per Share Growth	12%	12%	14%	12%	15%	13%	13%
Dividend Yield	0.5%	1.0%	1.5%	0.3%	0.5%	1.7%	0.8%
Price/Earnings Ratio**	22x	21x	19x	27x	29x	20x	25x
Price/Book Value Ratio	3.0x	3.3x	3.6x	3.0x	3.3x	3.0x	3.1x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

FIRST QUARTER REPORT MARCH 31, 2010

LIBERTY ALL-STAR® GROWTH FUND	7
SCHEDULE OF INVESTMENTS

as of March 31, 2010 (Unaudited)

COMMON STOCKS (97.76%)	SHARES	MARKET VALUE

▶CONSUMER DISCRETIONARY (11.48%)
Automobiles (0.32%)
Thor Industries, Inc.	13,322	$402,458

Distributors (0.91%)
LKQ Corp.(a)	57,149	1,160,125

Diversified Consumer Services (3.30%)
Capella Education Co.(a)	17,486	1,623,400
Education Management Corp.(a)	26,900	589,110
Strayer Education, Inc.	8,127	1,979,087

		4,191,597

Hotels, Restaurants & Leisure (2.06%)
BJ’s Restaurants, Inc.(a)	33,628	783,532
Ctrip.com International Ltd.(a)(b)	9,840	385,728
McDonald’s Corp.	15,055	1,004,470
Wynn Resorts Ltd.	5,900	447,397

		2,621,127

Internet & Catalog Retail (0.54%)
Amazon.com, Inc.(a)	5,085	690,187

Media (0.32%)
DreamWorks Animation SKG, Inc., Class A(a)	10,300	405,717

Multi-Line Retail (0.21%)
Dollar Tree, Inc.(a)	4,624	273,833

Specialty Retail (2.84%)
Best Buy Co., Inc.	39,145	1,665,228
Hibbett Sports, Inc.(a)	12,316	315,043
The Home Depot, Inc.	16,925	547,524
Rue21, Inc.(a)	10,800	374,436
Ulta Salon, Cosmetics & Fragrance, Inc.(a)	31,475	711,965

		3,614,196

Textiles, Apparel & Luxury Goods (0.98%)
NIKE, Inc., Class B	11,595	852,232
Phillips-Van Heusen Corp.	6,814	390,851

		1,243,083

▶CONSUMER STAPLES (3.38%)
Beverages (2.84%)
The Coca-Cola Company	15,380	845,900
Hansen Natural Corp.(a)	21,527	933,841
PepsiCo, Inc.	27,760	1,836,602

		3,616,343

See Notes to Schedule of Investments

www.all-starfunds.com	ASG

8	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS

as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Household Products (0.54%)
The Procter & Gamble Co.	10,895	$689,327

▶ENERGY (7.69%)
Energy Equipment & Services (5.37%)
CARBO Ceramics, Inc.	3,734	232,778
Core Laboratories N.V.	16,440	2,150,352
Dril-Quip, Inc.(a)	13,405	815,560
IHS, Inc.(a)	20,332	1,087,152
National-Oilwell Varco, Inc.	20,300	823,774
Oceaneering International, Inc.(a)	16,500	1,047,585
Schlumberger Ltd.	10,625	674,262

		6,831,463

Oil, Gas & Consumable Fuels (2.32%)
Contango Oil & Gas Co.(a)	11,400	583,110
Petroleo Brasileiro S.A.(b)	19,370	861,772
Southwestern Energy Co.(a)	23,735	966,489
Ultra Petroleum Corp.(a)	11,400	531,582

		2,942,953

▶FINANCIALS (12.41%)
Capital Markets (5.45%)
Affiliated Managers Group, Inc.(a)	16,984	1,341,736
BlackRock, Inc.	2,580	561,821
The Blackstone Group LP	123,370	1,727,180
Duff & Phelps Corp., Class A	36,247	606,775
GFI Group, Inc.	110,993	641,540
The Goldman Sachs Group, Inc.	2,815	480,323
optionsXpress Holdings, Inc.(a)	42,847	697,978
SEI Investments Co.	39,753	873,373

		6,930,726

Commercial Banks (0.93%)
Signature Bank(a)	31,809	1,178,523

Consumer Finance (1.54%)
Visa, Inc., Class A	21,480	1,955,324

Diversified Financial Services (2.33%)
JPMorgan Chase & Co.	13,645	610,614
MSCI, Inc.(a)	38,657	1,395,518
Portfolio Recovery Associates, Inc.(a)	17,565	963,791

		2,969,923

Insurance (0.68%)
ACE Ltd.	16,500	862,950

See Notes to Schedule of Investments

FIRST QUARTER REPORT MARCH 31, 2010

LIBERTY ALL-STAR® GROWTH FUND	9
SCHEDULE OF INVESTMENTS

as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Real Estate Management & Development (0.49%)
China Real Estate Information Corp.(a)(b)	62,800	$629,256

Thrifts & Mortgage Finance (0.99%)
Northwest Bancshares, Inc.	34,400	403,856
People’s United Financial, Inc.	54,600	853,944

		1,257,800

▶HEALTH CARE (16.20%)
Biotechnology (4.96%)
Acorda Therapeutics, Inc.(a)	3,523	120,487
Amylin Pharmaceuticals, Inc.(a)	21,200	476,788
BioMarin Pharmaceutical, Inc.(a)	37,676	880,488
Celgene Corp.(a)	12,765	790,919
Genzyme Corp.(a)	17,700	917,391
Gilead Sciences, Inc.(a)	30,405	1,382,820
Human Genome Sciences, Inc.(a)	19,700	594,940
InterMune, Inc.(a)	9,200	410,044
MannKind Corp.(a)	19,400	127,264
Martek Biosciences Corp.(a)	26,771	602,615

		6,303,756

Health Care Equipment & Supplies (5.05%)
Accuray, Inc.(a)	55,213	336,247
Baxter International, Inc.	13,900	808,980
Intuitive Surgical, Inc.(a)	3,900	1,357,707
Masimo Corp.	41,434	1,100,073
Medtronic, Inc.	18,065	813,467
ResMed, Inc.(a)	18,547	1,180,516
Thoratec Corp.(a)	18,400	615,480
Volcano Corp.(a)	8,600	207,776

		6,420,246

Health Care Providers & Services (2.67%)
Lincare Holdings, Inc.(a)	30,557	1,371,398
PSS World Medical, Inc.(a)	31,440	739,155
VCA Antech, Inc.(a)	45,864	1,285,568

		3,396,121

Life Sciences Tools & Services (1.32%)
Charles River Laboratories International, Inc.(a)	19,251	756,757
Thermo Fisher Scientific, Inc.(a)	18,060	929,006

		1,685,763

Pharmaceuticals (2.20%)
Abbott Laboratories	18,365	967,468
Mylan, Inc.(a)	42,200	958,362
Teva Pharmaceutical Industries Ltd.(b)	13,825	872,081

		2,797,911

See Notes to Schedule of Investments

www.all-starfunds.com	ASG

10	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS

as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE
▶INDUSTRIALS (18.23%)
Aerospace & Defense (3.98%)
Aerovironment, Inc.(a)	27,100	$707,581
The Boeing Co.	14,830	1,076,806
HEICO Corp.	15,054	775,281
Spirit AeroSystems Holdings, Inc.(a)	36,800	860,384
Stanley, Inc.(a)	29,314	829,293
TransDigm Group, Inc.	15,318	812,467

		5,061,812

Air Freight & Logistics (1.33%)
C.H. Robinson Worldwide, Inc.	15,200	848,920
Expeditors International of Washington, Inc.	22,600	834,392

		1,683,312

Commercial Services & Supplies (6.61%)
American Reprographics Co.(a)	80,329	720,551
Clean Harbors, Inc.(a)	14,700	816,732
Huron Consulting Group, Inc.(a)	24,363	494,569
ICF International, Inc.(a)	13,080	324,907
Monster Worldwide, Inc.(a)	49,019	814,205
Quanta Services, Inc.(a)	33,600	643,776
Resources Connection, Inc.(a)	77,224	1,480,384
Ritchie Bros. Auctioneers, Inc.	27,589	593,715
Robert Half International, Inc.	28,400	864,212
Stantec, Inc.(a)	22,578	589,286
Stericycle, Inc.(a)	6,792	370,164
Waste Connections, Inc.(a)	20,335	690,577

		8,403,078

Construction & Farm Machinery (0.52%)
Caterpillar, Inc.	10,465	657,725

Electrical Equipment (1.98%)
ABB Ltd.(a)(b)	36,965	807,316
II-VI, Inc.(a)	15,537	525,772
Rockwell Automation, Inc.	19,600	1,104,656
Sensata Technologies Holding N.V.(a)	4,500	80,820

		2,518,564

Machinery (2.57%)
Cummins, Inc.	13,900	861,105
Graco, Inc.	16,624	531,968
Kaydon Corp.	17,658	663,941
Kennametal, Inc.	29,000	815,480
Wabtec Corp.	9,500	400,140

		3,272,634

See Notes to Schedule of Investments

FIRST QUARTER REPORT MARCH 31, 2010

LIBERTY ALL-STAR® GROWTH FUND	11
SCHEDULE OF INVESTMENTS

as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Road & Rail (0.60%)
Landstar System, Inc.	18,263	$766,681

Trading Companies & Distributors (0.64%)
Beacon Roofing Supply, Inc.(a)	7,145	136,684
Fastenal Co.	14,110	677,139

		813,823

▶INFORMATION TECHNOLOGY (25.33%)
Communications Equipment (2.84%)
Cisco Systems, Inc.(a)	47,525	1,237,076
Polycom, Inc.(a)	44,834	1,371,023
QUALCOMM, Inc.	23,805	999,572

		3,607,671

Computers & Peripherals (2.66%)
Apple, Inc.(a)	7,625	1,791,342
EMC Corp.(a)	88,330	1,593,473

		3,384,815

Electronic Equipment & Instruments (0.65%)
FLIR Systems, Inc.(a)	13,280	374,496
National Instruments Corp.	13,578	452,826

		827,322

Internet Software & Services (3.85%)
Akamai Technologies, Inc.(a)	27,400	860,634
Baidu, Inc.(a)(b)	1,200	716,400
comScore, Inc.(a)	14,392	240,202
Digital River, Inc.(a)	18,900	572,670
Google, Inc., Class A(a)	2,605	1,477,061
Mercadolibre, Inc.(a)	7,637	368,180
VistaPrint Ltd.(a)	11,555	661,524

		4,896,671

IT Services (1.38%)
Alliance Data Systems Corp.(a)	13,500	863,865
VeriFone Holdings, Inc.(a)	44,117	891,605

		1,755,470

Semiconductors & Semiconductor Equipment (6.63%)
Aixtron AG(b)	20,000	713,600
Applied Materials, Inc.	134,185	1,808,814
Avago Technologies Ltd.(a)	46,700	960,152
Cavium Networks, Inc.(a)	34,488	857,372
FormFactor, Inc.(a)	33,835	600,909
Hittite Microwave Corp.(a)	17,785	782,006
Intel Corp.	31,195	694,401
Marvell Technology Group Ltd.(a)	41,900	853,922
NVIDIA Corp.(a)	67,190	1,167,762

		8,438,938

See Notes to Schedule of Investments

www.all-starfunds.com	ASG

12	LIBERTY ALL-STAR® GROWTH FUND
SCHEDULE OF INVESTMENTS

as of March 31, 2010 (Unaudited)

COMMON STOCKS (continued)	SHARES	MARKET VALUE

Software (7.32%)
ANSYS, Inc.(a)	33,624	$1,450,539
Concur Technologies, Inc.(a)	9,541	391,277
Longtop Financial Technologies Ltd.(a)(b)	16,500	531,465
Microsoft Corp.	63,985	1,872,841
Oracle Corp.	46,935	1,205,760
Perfect World Co. Ltd.(a)(b)	10,300	385,735
Salesforce.com, Inc.(a)	18,000	1,340,100
Solera Holdings, Inc.	24,891	962,037
VMware, Inc.(a)	21,860	1,165,138

		9,304,892

▶MATERIALS (1.01%)
Chemicals (0.46%)
CF Industries Holdings, Inc.	6,400	583,552

Metals & Mining (0.55%)
BHP Billiton Ltd.(b)	8,665	695,973

▶TELECOMMUNICATION SERVICES (1.47%)
Diversified Telecommunication (0.83%)
AT&T, Inc.	15,865	409,952
Cbeyond, Inc.(a)	17,372	237,649
Verizon Communications, Inc.	12,900	400,158

		1,047,759

Wireless Telecommunication Services (0.64%)
China Mobile Ltd.(b)	17,010	818,521

▶UTILITIES (0.56%)
Electric Utilities (0.56%)
ITC Holdings Corp.	13,004	715,220

TOTAL COMMON STOCKS (COST OF $111,660,273)		124,325,141

See Notes to Schedule of Investments

FIRST QUARTER REPORT MARCH 31, 2010

LIBERTY ALL-STAR® GROWTH FUND	13
SCHEDULE OF INVESTMENTS

as of March 31, 2010 (Unaudited)

SHORT TERM INVESTMENT (3.01%)	PAR VALUE	MARKET

▶REPURCHASE AGREEMENT (3.01%)
Repurchase agreement with State Street Bank & Trust Co., dated 03/31/10, due 04/01/10 at 0.010%, collateralized by several Fannie Mae and Freddie Mac instruments with various maturity dates, market value of $3,903,096 (Repurchase proceeds of $3,824,001) (COST OF $3,824,000)	$3,824,000	$3,824,000

TOTAL INVESTMENTS (100.77%) (COST OF $115,484,273)(c)		128,149,141
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.77%)		(982,479)

NET ASSETS (100.00%)		$127,166,662

NET ASSET VALUE PER SHARE (30,080,350 SHARES OUTSTANDING)		$4.23

(a)	Non-Income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $115,668,949.

Gross unrealized appreciation and depreciation at March 31, 2010 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$19,839,220
Gross unrealized depreciation	(7,359,028)

Net unrealized appreciation	$12,480,192

For fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

PER SHARE CHANGES IN NET ASSETS

	THREE MONTHS ENDED
	MARCH 31, 2010		YEAR ENDED DECEMBER 31,
	(UNAUDITED)		2009	2008	2007	2006	2005
Net asset value at beginning of year	$4.00		$3.24	$6.03	$5.69	$5.97	$6.29
Net investment loss(a)	(0.00	)(b)	(0.02)	(0.03)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain/(loss) on investments	0.29		1.02	(2.29)	0.98	0.35	0.30
Distributions paid(c)	(0.06)		(0.24)	(0.47)	(0.61)	(0.59)	(0.58)
Net asset value at end of period	$4.23		$4.00	$3.24	$6.03	$5.69	$5.97

(a)	Calculated using average shares.
(b)	Less than $(0.005) per share.
(c)

Realized gains offset by capital loss carry forwards are not required to be distributed to shareholders. Any such gains distributed may be taxable to shareholders as ordinary income. To the extent distributions exceed the Funds’s current year earnings and profits, the excess may be treated as a non-taxable return of capital.

See Notes to Schedule of Investments

www.all-starfunds.com	ASG

14	LIBERTY ALL-STAR® GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2010 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Directors.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. The designated input levels are not necessary an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

FIRST QUARTER REPORT MARCH 31, 2010

LIBERTY ALL-STAR® GROWTH FUND	15
NOTES TO SCHEDULE OF INVESTMENTS

March 31, 2010 (Unaudited)

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010.

Valuation Inputs*	Investments in Securities
Level 1 - Quoted Prices
Common Stocks	$124,325,141
Level 2 - Other Significant Observable Inputs
Short Term Investment	3,824,000
Level 3 - Significant Unobservable Inputs	—
Total	$128,149,141

*	For detailed industry descriptions, see the accompanying Statement of Investments.

For the three months ended March 31, 2010, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquiror and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within certain statutorily-defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware, and currently are not aware, of any shareholder that held control shares or that was an interested shareholder under the statutes.

www.all-starfunds.com	ASG

16	LIBERTY ALL-STAR® GROWTH FUND
DESCRIPTION OF LIPPER BENCHMARK AND MARKET INDICES

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000 companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

FIRST QUARTER REPORT MARCH 31, 2010

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

DIRECTORS

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Stephanie Barres, Secretary

Melanie H. Zimdars, Chief Compliance Officer

*  Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000327 07/31/10